UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 20, 2009 (February 17, 2009)
Harland Clarke Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2939 Miller Road, Decatur, Georgia	30035

(Address of principal executive offices)	(Zip Code)
(770) 981-9460
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On and effective February 17, 2009, Jeffrey Heggedahl resigned from his positions as President and Chief Executive Officer of Scantron Corporation, an indirect wholly owned subsidiary of Harland Clarke Holdings Corp. (the “Company”), and director of the Company to pursue other interests.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
	Name:	Martin Wexler
	Title:	Vice President & Treasurer

Date: February 20, 2009